                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15
Dividend Reinvestment Plan....................... 18

VIC SAR 6/98

                             LETTER TO SHAREHOLDERS
May 21, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We                 [PHOTO]
are pleased that you selected our Trust
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income         DENNIS J. MCDONNEL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC REVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.
    In California, the economy expanded at a brisk pace although exports to Asia slowed as a result of that region's financial crisis. Ultimately, fewer exports could lead to lower-than-expected state revenues and an adjustment of budget projections. In November, municipalities face a deadline for voters to approve existing taxes and assessments, as mandated by Proposition 218.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the

                                                           Continued on page two

Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*

AAA..................   69.7%
AA...................    2.7%
A....................   12.2%
BBB..................    9.4%
BB...................    1.7%
Non-Rated............    4.3%

* As a Percentage of Long-Term Investments
  Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated insured securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk on the lower-rated securities. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.
    Overall, we limited the number of purchases during the period because current market yields were lower than the average yield of bonds in the Trust. During the reporting period, the Trust had notable reinvestment exposure, due to prerefunded securities and other holdings priced to call dates in the next few years. In an effort to reduce this

                                                         Continued on page three
exposure, we sold several of these positions at a premium and purchased long-term discount securities, which extended the call protection of the Trust. We had little trouble finding replacement bonds, given the surplus of new securities from which to choose.
    In making purchases, we emphasized long-term discount bonds with maturities near 25 years. In a falling interest rate environment, these bonds have the potential to appreciate in value faster than premium bonds as they move closer to maturity. They also have a longer duration, which makes them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as low interest rates caused several of our higher-coupon holdings to be prerefunded or priced to call dates. As of April 30, the duration of the Trust was 7.14 years, compared with 8.40 years for the Lehman Brothers California Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP 5 PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Retail Electric/Gas/Telephone......................... 16.3%
    Transportation........................................ 13.2%
    Health Care........................................... 10.9%
    Single-Family Housing.................................  9.1%
    Tax District..........................................  8.4%
    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 6.76 percent(1). This reflects a gain in market price per common share from $16.750 on October 31, 1997, to $17.125 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.78 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a yield of 9.97 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 42 percent). Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998



                                   Distribution per Common Share
Nov 1997................................ $.0825
Dec 1997................................ $.3360
Jan 1998................................ $.0825
Feb 1998................................ $.0825
Mar 1998................................ $.0825
Apr 1998................................ $.0825

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.

    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.


                                             Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                             CALIFORNIA MUNICIPALS
                           (NYSE TICKER SYMBOL--VIC)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    6.76%
Six-month total return based on NAV(2).....................    3.02%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.78%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.97%

 SHARE VALUATIONS

Net asset value............................................  $ 16.93
Closing common stock price.................................  $17.125
Six-month high common stock price (01/12/98)...............  $18.000
Six-month low common stock price (12/11/97)................  $16.500
Preferred share rate(5)....................................    3.52%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.7%
          CALIFORNIA  92.5%
$   500   Alameda Cnty, CA Ctfs Partn Rfdg and Cap Proj
          (AMBAC Insd)....................................   5.000%   06/01/15  $    485,440
  1,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd)......................   5.875    04/01/22     1,047,010
  1,000   Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
          High Sch Pgm Ser A Rfdg (FSA Insd)..............   6.000    08/01/09     1,077,770
  1,000   California Edl Fac Auth Rev College Chiropractic
          Rfdg............................................   5.600    11/01/17     1,013,550
  1,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................   6.000    03/01/16     1,029,620
  1,000   California Edl Fac Auth Rev Univ of La Verne....   6.300    04/01/09     1,063,140
  1,100   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln Ser A....................................   6.700    03/01/11     1,189,067
  1,500   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln Ser A....................................   6.750    03/01/20     1,622,415
  2,500   California Hlth Fac Fin Auth Rev Insd Hlth Fac
          Valleycare Ser A................................   6.125    05/01/12     2,625,800
  2,000   California Hlth Fac Fin Auth Rev Insd Hosp
          Marshall Hosp Ser A.............................   6.500    11/01/12     2,162,600
  1,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd).....................   5.550    08/15/25     1,008,770
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd)...........................................   6.000    08/01/16     1,052,530
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................   6.100    08/01/29     1,054,040
  1,000   California Hsg Fin Agy Rev Home Mtg Ser M (MBIA
          Insd)...........................................   5.550    08/01/17     1,025,090
  1,000   California Hsg Fin Agy Rev Home Mtg Ser N.......   6.375    02/01/27     1,067,770
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)...............................   5.850    08/01/17     1,035,420
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)...............................   5.950    08/01/28     1,038,530
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd)................   6.000    07/01/27    10,497,500
  2,000   California St (AMBAC Insd)......................   6.200    02/01/16     2,042,980
  1,000   California St Ser BH (FSA Insd).................   5.200    12/01/11     1,007,750
  1,000   California St Ser BH (FSA Insd).................   5.400    12/01/15     1,015,450
  2,000   California St Ser BH (FSA Insd).................   5.400    12/01/16     2,030,900
  1,000   California St Ser BH (FSA Insd).................   5.500    12/01/24     1,010,880
  3,500   California Statewide Cmntys Dev Auth Spl Fac
          United Airls....................................   5.625    10/01/34     3,472,980
  1,000   California Vly Hsg Fin Auth Rev Home Mtg (MBIA
          Insd)...........................................   5.650    02/01/27     1,015,970
  1,700   Chula Vista, CA Indl Dev Rev San Diego Gas &
          Elec Co Ser A (AMBAC Insd)......................   6.400    12/01/27     1,837,309
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev
          Ser A...........................................   7.100    08/01/22     1,091,640
  1,245   Duarte, CA Multi-Family Rev Hsg Heritage Park
          Apts Ser A (FNMA Insd)..........................   5.850    05/01/30     1,283,744
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No. 2 Rfdg
          (Connie Lee Insd)...............................   5.250    12/01/19       985,980

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 3,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Sr
          Lien Ser A (a)..................................  0/7.050%  01/01/10  $  2,276,490
  7,455   Foothill/Eastern Corridor Agy CA Toll Rd Rev Sr
          Lien Ser A......................................       *    01/01/23     1,861,141
  3,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Sr
          Lien Ser A......................................       *    01/01/24       708,000
  2,655   Grand Terrace, CA Ctfs Partn Rfdg (MBIA Insd)...   5.450    09/01/21     2,674,886
  2,000   Huntington Beach, CA Pub Fin Auth Rev Huntington
          Beach Redev Proj................................   7.000    08/01/10     2,113,840
  1,000   Los Angeles Cnty, CA Tran Comm Sales Tax Rev Ser
          B Rfdg (MBIA Insd)..............................   6.500    07/01/13     1,076,680
  2,000   Los Angeles, CA Dept Wtr & Pwr Elec Plt Rev
          Second Issue (Crossover Rfdg @ 09/15/00)........   7.250    09/15/30     2,169,680
  2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)....................   5.700    12/01/27     2,626,975
  1,000   Mountain View, CA Cap Impts Fin Auth Rev City
          Hall/Cmnty Theatre (MBIA Insd)..................   6.500    08/01/16     1,076,480
  1,930   Orange Cnty, CA Ctfs Partn Juvenile Justice Cent
          Fac Rfdg (AMBAC Insd)...........................   6.375    06/01/11     2,081,119
  1,000   Pajaro Vly, CA Unified Sch Dist Ctfs Partn Sch
          Fac Brdg Fdg Pgm (FSA Insd).....................   5.850    09/01/32     1,047,210
    880   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...   6.250    08/01/10       958,267
  1,000   Pomona, CA Pub Fin Auth Rev SW Pomona Redev Proj
          W Rfdg (MBIA Insd)..............................   5.000    02/01/24       955,330
  1,000   Pomona, CA Pub Fin Auth Rev SW Pomona Redev Proj
          W Rfdg (MBIA Insd)..............................   5.000    02/01/30       943,820
  2,500   Port Oakland, CA Port Rev Ser E (MBIA Insd).....   6.500    11/01/16     2,706,425
  2,000   Riverside Cnty, CA Brd Edl Ctfs Partn Fin Proj
          Ser A...........................................   6.650    11/01/17     2,140,480
  2,425   San Benito, CA Hosp Dist Hlth Fac Rev Ser A.....   6.750    12/01/21     2,618,200
  1,730   San Bernadino, CA Muni Wtr Dept Ctfs Partn Swr
          (FGIC Insd).....................................   6.250    02/01/17     1,834,786
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................   5.000    08/01/28       944,880
  5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd)..............................   6.100    09/01/19     5,361,300
  5,000   San Diego, CA Port Fac Rev Natl Steel & Shipbldg
          Co Rfdg.........................................   6.600    12/01/02     5,230,250
  1,500   San Francisco, CA City & Cnty Arpt Comm Intl
          Arpt Rev Second Ser Issue 12-A (FGIC Insd)......   5.800    05/01/21     1,547,730
  3,565   San Francisco, CA City & Cnty Redev Agy Hotel
          Tax Rev (Prerefunded @ 07/01/04) (FSA Insd).....   6.750    07/01/15     4,074,866
  3,500   San Joaquin Hills, CA Trns Toll Cap Apprec Ser A
          Rfdg (MBIA Insd)................................       *    01/15/29       668,150
  1,500   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (FNMA Insd)..........................   5.650    11/01/21     1,582,875
  2,250   Santa Barbara, CA Ctfs Partn Harbor Proj Rfdg...   6.750    10/01/27     2,446,065

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd)....................................   6.875%   11/15/14  $  1,155,930
  1,000   Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Cons Redev Proj Ser A Rfdg (MBIA Insd)..........   5.000    09/01/17       969,790
    800   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser A (GNMA Insd)...............................   6.750    09/01/22       841,528
  1,000   Stockton, CA Hlth Fac Rev Saint Joseph Med Cent
          Ser A (MBIA Insd)...............................   5.625    06/01/13     1,037,990
  3,000   Upland, CA Ctfs Partn Wtr Sys Proj Rfdg (FGIC
          Insd)...........................................   6.600    08/01/16     3,259,110
  2,835   West Covina, CA Ctfs Partn Civic Cent Proj Rfdg
          (FSA Insd)......................................   5.500    09/01/14     2,911,829
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev
          Cmnty Fac Rfdg (FSA Insd).......................   6.500    09/01/14     2,240,200
                                                                                ------------
                                                                                 114,033,947
                                                                                ------------
          GUAM  3.5%
  4,000   Guam Govt Ltd Oblig Hwy Ser A (FSA Insd)........   6.250    05/01/07     4,332,560
                                                                                ------------
          PUERTO RICO  2.7%
  2,000   Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02).......................................   6.800    07/01/21     2,215,660
  1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02)........................   6.875    07/01/21     1,110,420
                                                                                ------------
                                                                                   3,326,080
                                                                                ------------
TOTAL INVESTMENTS  98.7%
  (Cost $113,942,822).........................................................   121,692,587
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%...................................     1,560,370
                                                                                ------------
NET ASSETS  100.0%............................................................  $123,252,957
                                                                                ============

*Zero coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $113,942,822).......................  $121,692,587
Interest Receivable.........................................     2,090,863
Other.......................................................         2,805
                                                              ------------
      Total Assets..........................................   123,786,255
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       196,911
  Investment Advisory Fee...................................        66,313
  Income Distributions--Preferred Shares....................        65,094
  Administrative Fee........................................        20,404
  Affiliates................................................         8,664
Accrued Expenses............................................        92,029
Trustees' Deferred Compensation and Retirement Plans........        83,883
                                                              ------------
      Total Liabilities.....................................       533,298
                                                              ------------
NET ASSETS..................................................  $123,252,957
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share)................................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,622,294 shares issued and
  outstanding)..............................................        46,223
Paid in Surplus.............................................    67,865,218
Net Unrealized Appreciation.................................     7,749,765
Accumulated Net Realized Gain...............................     1,328,470
Accumulated Undistributed Net Investment Income.............     1,263,281
                                                              ------------
      Net Assets Applicable to Common Shares................    78,252,957
                                                              ------------
NET ASSETS..................................................  $123,252,957
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($78,252,957 divided
  by 4,622,294 shares outstanding)..........................  $      16.93
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,547,154
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     401,447
Administrative Fee..........................................     123,522
Preferred Share Maintenance.................................      61,221
Trustees' Fees and Expenses.................................      13,633
Legal.......................................................       2,410
Custody.....................................................       1,572
Other.......................................................      68,262
                                                              ----------
    Total Expenses..........................................     672,067
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,875,087
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $1,328,471
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   8,661,224
  End of the Period.........................................   7,749,765
                                                              ----------
Net Unrealized Depreciation During the Period...............    (911,459)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  417,012
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,292,099
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1998    October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  2,875,087       $  5,830,126
Net Realized Gain.......................................      1,328,471          1,491,617
Net Unrealized Appreciation/Depreciation During the
  Period................................................       (911,459)         2,374,751
                                                           ------------       ------------
Change in Net Assets from Operations....................      3,292,099          9,696,494
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (2,286,707)        (4,561,267)
  Preferred Shares......................................       (564,091)        (1,261,119)
                                                           ------------       ------------
                                                             (2,850,798)        (5,822,386)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.........................................     (1,170,772)          (924,173)
  Preferred Shares......................................       (320,846)          (307,769)
                                                           ------------       ------------
                                                             (1,491,618)        (1,231,942)
                                                           ------------       ------------
Total Distributions.....................................     (4,342,416)        (7,054,328)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (1,050,317)         2,642,166
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         52,080                -0-
                                                           ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................       (998,237)         2,642,166
NET ASSETS:
Beginning of the Period.................................    124,251,194        121,609,028
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,263,281 and $1,238,992,
  respectively).........................................   $123,252,957       $124,251,194
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                             March 27, 1992
                                                                                                              (Commencement
                                                                     Year Ended October 31                     of Investment
                                    Six Months Ended   -----------------------------------------------         Operations) to
                                      April 30, 1998      1997      1996      1995      1994      1993       October 31, 1992
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the
 Period (a)...................          $17.157        $16.584   $16.294   $14.670   $17.644   $14.878            $14.704
                                        -------        -------   -------   -------   -------   -------            -------
 Net Investment Income........             .622          1.262     1.300     1.296     1.282     1.281               .594
 Net Realized and Unrealized
   Gain/Loss..................             .090           .839      .400     1.648    (3.002)    2.851               .098
                                        -------        -------   -------   -------   -------   -------            -------
Total from Investment
 Operations...................             .712          2.101     1.700     2.944    (1.720)    4.132               .692
                                        -------        -------   -------   -------   -------   -------            -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.............             .495           .988      .957      .924      .924      .924               .385
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...             .122           .273      .326      .396      .259      .258               .133
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders.............             .254           .200      .088       -0-      .058      .136                -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...             .069           .067      .039       -0-      .013      .048                -0-
                                        -------        -------   -------   -------   -------   -------            -------
Total Distributions...........             .940          1.528     1.410     1.320     1.254     1.366               .518
                                        -------        -------   -------   -------   -------   -------            -------
Net Asset Value, End of the
 Period.......................          $16.929        $17.157   $16.584   $16.294   $14.670   $17.644            $14.878
                                        =======        =======   =======   =======   =======   =======            =======
Market Price Per Share at End
 of the Period................          $17.125        $16.750   $15.750   $14.750   $12.750   $16.375            $14.250
Total Investment Return at
 Market Price (b).............            6.76%*        12.96%    14.14%    23.60%   (16.67%)   23.01%             (2.50%)*
Total Return at Net Asset
 Value (c)....................            3.02%*         9.78%     8.05%    17.86%   (11.63%)   26.44%              1.70%*
Net Assets at End of the
 Period (In millions).........           $123.3         $124.3    $121.6    $120.3    $112.8    $126.5            $ 113.7
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**..............            1.70%          1.77%     1.80%     1.83%     1.79%     1.73%              1.70%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................            5.86%          5.93%     5.97%     5.83%     6.31%     6.21%              5.18%
Portfolio Turnover............              18%*           23%       16%       13%       14%       27%                51%*
 * Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   including Preferred
   Shares.....................            1.09%          1.12%     1.13%     1.12%     1.12%     1.09%              1.18%

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.296 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 1998, for federal income tax purposes cost of long-term investments is $113,942,822, the aggregate gross unrealized appreciation is $7,793,754 and the aggregate gross unrealized depreciation is $43,989, resulting in net unrealized appreciation of $7,749,765.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $20,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 1998 and October 31, 1997, paid in surplus related to common shares aggregated $67,865,218 and $67,813,169, respectively.

    Transactions in common shares were as follows:

                                       SIX MONTHS ENDED       YEAR ENDED
                                        APRIL 30, 1998     OCTOBER 31, 1997
---------------------------------------------------------------------------
Beginning Shares......................        4,619,242           4,619,242
Shares Issued Through Dividend
  Reinvestment........................            3,052                 -0-
                                              ---------           ---------
Ending Shares.........................        4,622,294           4,619,242
                                              =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,662,059 and $23,313,511, respectively.

5. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1998 was 3.520%. During the six months ended April 30, 1998, the rates ranged from 3.100% to 5.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value

International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income

Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income

Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.